Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Larry R. Carter, Senior Vice President, Finance and Administration, Chief Financial Officer and Secretary of Cisco Systems, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•	the Quarterly Report on Form 10-Q of the Company for the quarter ended January 25, 2003, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 19, 2003

/s/    Larry R. Carter

Larry R. Carter

Senior Vice President, Finance and Administration,

Chief Financial Officer and Secretary

(Principal Financial Officer)